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                                                                    EXHIBIT 10.2

                          DOMESTIC SUBSIDIARY GUARANTY

      DOMESTIC SUBSIDIARY GUARANTY, dated as of September 22, 2006 (the "SUBSIDIARY GUARANTY") made by BAZOOKA, INC., a Washington corporation, OAKLEY SALES CORP., a Washington corporation, OAKLEY DIRECT, INC., a Washington corporation, IACON, INC., a Washington corporation, THE OPTICAL SHOP OF ASPEN, a California corporation, OLIVER PEOPLES, INC., a California corporation, and BARTER OPTICAL, INC., a Washington corporation (the "GUARANTORS"), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") under the Credit Agreement dated as of September 22, 2006 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Oakley, Inc. (the "COMPANY"), the Borrowing Subsidiaries party thereto (the Company and the Borrowing Subsidiaries collectively, the "BORROWERS"), the Administrative Agent and the Lenders party thereto (the "Lenders"), and THE LENDERS.

                                   WITNESSETH:

      WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans and other extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

      WHEREAS, the Borrowers are members of an affiliated group of corporations that includes the Guarantors;

      WHEREAS, the proceeds of the Loans and other extensions of credit will be used in part to enable the Borrowers to make valuable transfers to the Guarantors in connection with the operation of their businesses;

      WHEREAS, the Guarantors and the Borrowers are engaged in related businesses, and the Guarantors will derive substantial direct and indirect benefit from the making of the Loans and other extensions of credit; and

      WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans and other extensions of credit to the Borrowers under the Credit Agreement that the Guarantors and the other Guarantor Subsidiaries (if any) referred to in the Credit Agreement shall have executed and delivered to the Administrative Agent, for the ratable benefit of the Lenders, a guaranty (each, a "SUBSIDIARY GUARANTY").

      NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and other extensions of credit to the Borrowers under the Credit Agreement, the Guarantors hereby agree with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

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      1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

      (b) As used herein, "OBLIGATIONS" means the collective reference to the unpaid principal of and interest on the Loans and LC Disbursements and all other obligations and liabilities of the Borrowers to the Administrative Agent or the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans or LC Disbursements and interest accruing at the then applicable rate provided in the Credit Agreement after (or but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Borrower, the Guarantors, or any other Guarantor Subsidiary pursuant to the terms of the Credit Agreement, this Subsidiary Guaranty, any other Subsidiary Guaranty or any other Loan Document).

      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Subsidiary Guaranty shall refer to this Subsidiary Guaranty as a whole and not to any particular provision of this Subsidiary Guaranty, and section and paragraph references are to this Subsidiary Guaranty unless otherwise specified.

      (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      2. Guaranty. (a) Subject to the provisions of paragraph (b), each Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

      (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable laws relating to the insolvency of debtors.

      (c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Subsidiary Guaranty. This Subsidiary Guaranty shall (i) remain in full force and effect until the Obligations (other than contingent indemnification and expense reimbursement obligations as to which no claim has been asserted ("CONTINGENT OBLIGATIONS")) are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto any Borrower may be free from any

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Obligations, and (ii) automatically terminate upon the payment in full of the
Obligations (other than Contingent Obligations) and the termination of the Commitments.

      (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Subsidiary Guaranty or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

      (e) No payment or payments made by any Borrower, any Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower, any Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

      (f) Any and all payments by or on account of any obligation of any Guarantor hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this paragraph) the Administrative Agent or the relevant Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and
(iii) such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. In addition, such Guarantor shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. Each Guarantor shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of such Guarantor hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this paragraph) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to such Guarantor by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Guarantor to a Governmental Authority, such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. For the purposes of this paragraph only, (i) "Indemnified Taxes" means Taxes other than Excluded Taxes and (ii) "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by any Guarantor hereunder, (x) income or franchise taxes imposed on (or measured by) its net income by the United States of America,
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or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located, or, in the case of any Lender, in which its applicable lending office is located, (y) any branch profits taxes imposed by the United States of America or any political subdivision thereof or any similar tax imposed by any other jurisdiction in which such Guarantor is located and (z) in the case of a Foreign Lender, any withholding tax (1) with respect to amounts payable by any Person that is a Borrower under the Credit Agreement at the time such Foreign Lender first becomes a party to the Credit Agreement, at the rate applicable to such amounts on such date under the laws and treaties in effect at such time, or (2) to the extent attributable to such Foreign Lender's failure to comply with a request of the Company to provide the documentation described in Section 2.16(e) of the Credit Agreement.

      (g) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

      3. Right of Contribution. Each Guarantor hereby agrees that, to the extent that any Guarantor Subsidiary shall have paid more than its proportionate share of any payments made in respect of the Subsidiary Guaranties, such Guarantor Subsidiary shall be entitled to seek and receive contribution from and against the Guarantors hereunder. Each Guarantor Subsidiary's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor Subsidiary to the Administrative Agent and the Lenders, and each Guarantor Subsidiary shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor Subsidiary under its Subsidiary Guaranty.

      4. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time, to the fullest extent permitted by law and without notice to any Guarantor or any other guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Documents or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

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      5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantor Subsidiaries under any Subsidiary Guaranty or any set-off or application of funds of any of the Guarantor Subsidiaries by any Lender, the Guarantors shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Borrower or any Guarantor Subsidiary or other guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall the Guarantors seek or be entitled to seek any contribution or reimbursement from any Borrower or any Guarantor Subsidiary or other guarantor in respect of payments made by any Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full or the Commitments shall not have been terminated, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, promptly upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

      6. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantors and without notice to or further assent by the Guarantors, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement, and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Subsidiary Guaranty or any property subject thereto. When making any demand hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any Borrower or any other Guarantor Subsidiary or other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from any such Borrower or other Guarantor Subsidiary or other guarantor or any release of any such Borrower or other Guarantor Subsidiary or other guarantor shall not relieve the Guarantors of their obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

      7. Guaranty Absolute and Unconditional. The Guarantors waive any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of

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reliance by the Administrative Agent or any Lender upon this Subsidiary Guaranty or acceptance of this Subsidiary Guaranty, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Subsidiary Guaranty; and all dealings between the Borrowers (or any of them) and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Subsidiary Guaranty. The Guarantor
Subsidiaries waive diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the other Guarantor Subsidiaries or other guarantors with respect to the Obligations. The Guarantors understand and agree that this Subsidiary Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower, any Guarantor Subsidiary or other guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, of any Guarantor Subsidiary under its Subsidiary Guaranty, or of any other guarantor, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantors, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Borrower, any other Guarantor Subsidiary, any other guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from any such Borrower, other Guarantor Subsidiary or other guarantor or other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any such Borrower, other Guarantor Subsidiary or other guarantor or other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantors of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the Lenders against the Guarantors. This Subsidiary Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the respective successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantors under this Subsidiary Guaranty shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement any Borrower may be free from any Obligations.

      8. Reinstatement. This Subsidiary Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, administration, dissolution, liquidation or reorganization of any Borrower or any Guarantor Subsidiary or other guarantor, or upon or as a result of the appointment of a receiver, administrative receiver, administrator, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor Subsidiary or

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other guarantor or any substantial part of the property of such Borrower,
Guarantor Subsidiary or other guarantor, or otherwise, all as though such payments had not been made.

      9. Payments. The Guarantors hereby guarantee that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in the relevant currency at the administrative office specified by the Administrative Agent.

      10. Representations and Warranties. Each Guarantor hereby represents and warrants that each of the representations and warranties made in Article 3 of the Credit Agreement is true and correct. Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by any Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

      11. Authority of Administrative Agent. The Guarantors acknowledge that the rights and responsibilities of the Administrative Agent under this Subsidiary Guaranty with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Subsidiary Guaranty shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantors shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

      12. Notices. All notices, requests and demands to or upon the Administrative Agent, any Lender or the Guarantors to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made when delivered by hand or if given by mail, when deposited in the mails by certified mail, return receipt requested, or if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

      (b) if to the Administrative Agent or any Lender, at its address or transmission number for notices provided in Section 10.01 of the Credit Agreement; and

      (c) if to a Guarantor, at its address or transmission number for notices set forth under its signature below.

      The Administrative Agent, each Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

      13. Severability. Any provision of this Subsidiary Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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      14. Integration. This Subsidiary Guaranty represents the agreement of the
Guarantors with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein.

      15. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Subsidiary Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed in accordance with Section 10.02 of the Credit Agreement.

      (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 15(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

      (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      16. Section Headings. The section headings used in this Subsidiary Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      17. Successors and Assigns. This Subsidiary Guaranty shall be binding upon each Guarantor's successors and assigns and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

      18. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Subsidiary Guaranty shall be construed in accordance with and governed by the law of the State of New York.

      (b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its Property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Subsidiary Guaranty, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions, to the extent permitted by law, by suit on the judgment or in any other manner provided by law. Nothing in this Subsidiary Guaranty or any other Loan Document shall affect any right that the Administrative Agent, or any Lender may otherwise have to bring any action or proceeding relating to this Subsidiary Guaranty against any Guarantor or its properties in the courts of any jurisdiction.

      (c) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Subsidiary Guaranty in any court referred to in paragraph (b) of this Section 18. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (d) Each Guarantor agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to CT Corporation System Inc. at its address at 1633 Broadway, New York, New York 10019, or to the Guarantor at the address set forth underneath its signature hereinbelow and agrees that nothing herein shall affect the right of the Administrative Agent or any Lender to effect service of process in any other manner permitted by law.

      19. (a) Each Guarantor's obligations hereunder to make payments in a specified currency (the "OBLIGATION CURRENCY") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or such Lender under this Subsidiary Guaranty. If, for the purpose of obtaining or enforcing judgment against any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "JUDGMENT CURRENCY") an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the Business Day immediately preceding the date on which the judgment is given (such Business Day being hereinafter referred to as the "JUDGMENT CURRENCY CONVERSION DATE").

      (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Guarantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

      (c) For purposes of determining any rate of exchange or currency equivalent for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

      20. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY

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HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING
OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE PARTIES TO THE CREDIT AGREEMENT HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      21. Additional Guarantors. From time to time subsequent to the date hereof, Subsidiaries of the Company may become parties hereto, as additional Guarantors (each, an "ADDITIONAL GUARANTOR"), by executing a counterpart of this Subsidiary Guaranty. Upon delivery of any such counterpart to the Administrative Agent, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder. This Subsidiary Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

      IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                         BAZOOKA, INC.

                                         /s/ Richard Shields
                                         -----------------------------------
                                         Name:  Richard Shields
                                         Title: Chief Financial Officer

                                         Address for Notices:

                                         One Icon
                                         Foothill Ranch, CA 92610
                                         Phone: 949-951-0991
                                         Fax: 949-454-1071

                                         OAKLEY SALES CORP.

                                         /s/ Cosmas Lykos
                                         -----------------------------
                                         Name:  Cosmas Lykos
                                         Title: President

                                         Address for Notices:

                                         One Icon
                                         Foothill Ranch, CA 92610
                                         Phone: 949-951-0991
                                         Fax: 949-454-1071

                                         OAKLEY DIRECT, INC.

                                         /s/ Cosmas Lykos
                                         -----------------------------
                                         Name:  Cosmas Lykos
                                         Title: President

                                         Address for Notices:

                                         One Icon
                                         Foothill Ranch, CA 92610
                                         Phone: 949-951-0991
                                         Fax: 949-454-1071

                                         THE OPTICAL SHOP OF ASPEN

                                         /s/ Larry Sands
                                         --------------------------------
                                         Name:  Larry Sands
                                         Title: President

                                         Address for Notices:

                                         One Icon
                                         Foothill Ranch, CA 92610
                                         Phone: 949-951-0991
                                         Fax: 949-454-1071

                                         OLIVER PEOPLES, INC.

                                         /s/ Robert Fiddler
                                         --------------------------------------
                                         Name:  Robert Fiddler
                                         Title: Chief Financial Officer and
                                                Chief Operating Officer

                                         Address for Notices:

                                         One Icon
                                         Foothill Ranch, CA 92610
                                         Phone: 949-951-0991
                                         Fax: 949-454-1071

                                         IACON, INC.

                                         /s/ Cosmas Lykos
                                         ------------------------------
                                         Name:  Cosmas Lykos
                                         Title: Vice President

                                         Address for Notices:

                                         One Icon
                                         Foothill Ranch, CA 92610
                                         Phone: 949-951-0991
                                         Fax: 949-454-1071

                                         BARTER OPTICAL, INC.

                                         /s/ William Howard
                                         ------------------------------
                                         Name:  William Howard
                                         Title: President

                                         Address for Notices:

                                         One Icon
                                         Foothill Ranch, CA 92610
                                         Phone: 949-951-0991
                                         Fax: 949-454-1071